UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-27836 (Commission File Number)	65-0643773 (IRS Employer Identification No.)

2 Snunit Street Science Park POB 455 Carmiel, Israel (Address of principal executive offices)	20100 (Zip Code)

Registrant’s telephone number, including area code: +972-4-988-9488

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 3, 2007, Protalix BioTherapeutics, Inc. (the “Company”), issued a press release noting that prGCD, the Company’s proprietary recombinant form of Glucocerebrosidase (GCD), which is used as an enzyme replacement therapy for Gaucher disease, was named one of the Five Most Promising Drugs Entering Phase III Trials in the third quarter issue of The Ones to Watch report published by Thomson Scientific, part of The Thomson Corporation.

A copy of the press release dated December 3, 2007, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated December 3, 2007, titled “Protalix BioTherapeutics’ prGCD Named One of the Five Most Promising Drugs Entering Phase III Trials by Thomson Scientific.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.
Date: December 3, 2007	By:	/s/ David Aviezer
	Name:	David Aviezer, Ph.D.
	Title:	President and Chief Executive Officer